                                                       UNITED STATES
SECURITIES and EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):

June 20, 2011

Tengasco, Inc.
(Exact Name of Registrant as specified in its charter)

Commission File Number 1-15555
Delaware                                                                 87-0267438
(State or other jurisdiction of                                                                  (I.R.S. Employer Identification No.)
incorporation or organization)

11121 Kingston Pike, Suite E Knoxville, Tennessee 37934
(Address of Principal Executive Office)

(865) 675-1554
(Registrant's Telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders.

The Annual Meeting of Stockholders (the "Annual Meeting") of Tengasco, Inc. ("the Company") was held on June 20, 2011for the purpose of considering and voting on  (1) the election of five nominated directors to the Board of Directors to serve until the next Annual Meeting or until their successors have been duly elected and qualified; (2) the approval of changing the state of incorporation of the Company from Tennessee to Delaware;  and (3) the ratification of the appointment  by the Audit Committee of the Board of Directors of Rodefer Moss & Co, PLLC  as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2011.

At the close of business on April 5, 2011, the record date for the determination of stockholders entitled to vote at the Annual Meeting, there were 60,687,413 shares of the Company’s common stock issued and outstanding and entitled to vote at the Annual Meeting. The holders of 53,385,516shares of the Company’s common stock were represented in person or by proxy at the Annual Meeting, constituting a quorum.

All of the nominated directors were elected as follows:

Total shares voted
Election of Directors:	For	Withheld
Jeffrey R. Bailey	25,847,947	1,026,171
Matthew K. Behrent	25,593,373	1,280,785
Hughree F. Brooks	25,599,773	1,274,385
John A. Clendening	25,428,639	1,445,519
Peter E. Salas	25,428,639	1,375,125

The proposal to approve the Agreement and Plan of Merger for the purpose of changing the state of incorporation of the Company from Tennessee to Delaware was passed as follows:

For:           26,616,687                                Against:                      159,014                      Abstain:                      98,457

The proposal to ratify the appointment of Rodefer Moss & Co, PLLC as the Company's independent certified public accountants for Fiscal 2010 was passed as follows:

For:           51,282,076                                Against:                      824,377                      Abstain:                      1,061,063

The information in this Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits

(c)	Exhibits

99.1	Press Release dated June 24, 2011.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused and authorized this report to be signed on its behalf by the undersigned.

Dated: June 24, 2011
Tengasco, Inc.

By: s/Jeffrey R. Bailey
       Jeffrey R. Bailey,
       Chief Executive Officer